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         U.S. SECURITIES AND EXCHANGE COMMISSION WASHINGTON, D.C. 20549
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                                    FORM 8-K

                                 CURRENT REPORT
          Pursuant to Section 13 or 15(d) of the Securities Act of 1934


Date of Report (Date of earliest event reported):  APRIL 23, 2003
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                          HIENERGY TECHNOLOGIES, INC.
                -----------------------------------------------
             (Exact name of registrant as specified in its charter)


          DELAWARE           0 - 32093             91-2022980
         ----------          ---------             ----------
       (State or other       (Commission          (I.R.S. Employer
        Jurisdiction         File Number)        Identification No.)
      of incorporation)



      1601 ALTON PARKWAY, UNIT B
          IRVINE, CALIFORNIA                              92606
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    (Address of principal executive offices)            (Zip Code)


Registrant's telephone number, including area code:     949.757.0855
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       ---------------------------------------------------------------
        (Former name or former address, if changed since last report)


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ITEM 5.   OTHER EVENTS AND REGULATION FD DISCLOSURE

Registration of Shares of Common Stock

We filed an amendment no. 2 to our Registration Statement on Form SB-2 ("Registration Statement") with the Securities and Exchange Commission ("SEC") on April 22, 2003. The Registration Statement became effective at 10:00 a.m. Eastern Time on Wednesday, April 23.

The Registration Statement, as amended, covers an aggregate of 14,224,420 shares.

In addition to the 14,224,420 shares covered by the Registration Statement, 13,464,569 shares will become available for sale after April 24, 2003 under Rule 144's conditions.

The number of shares becoming available for sale under the Registration Statement, and the number of shares separately becoming available for sale on and after April 25, 2003 due to lapse of Rule 144 holding periods, are significant in comparison to our current public float.

The following table shows the tradability status of the 24,174,605 shares of common stock we had issued and outstanding on April 18, 2003:

-    Free trading shares:                                     4,627,502

-    Currently outstading shares being sold through the
     prospectus in the Registration Statement:                4,240,034

-    Shares held by affiliates that may be sold under
     Rule 144:                                                1,542,500

-    Shares held by non-affiliates that may be sold
     under Rule 144's conditions (after February 19, 2002):     300,000

- Additional shares held by non-affiliates that may be sold under Rule 144's conditions (after April 24, 2003): 3,010,787

-    Additional shares held by affiliates that may be sold
     under Rule 144's conditions (after April 24, 2003):     10,453,782

In addition to the 4,240,034 shares of issued and outstanding common stock becoming available for sale through the prospectus, another 9,984,386 shares of our common stock may become available for future sale pursuant to the Registration Statement upon payment of penalties under registration rights agreements with our stockholders, issuance of dividends to our Series A Convertible Preferred stockholders, exercise or conversion of other outstanding securities, or issuance of new shares of common stock by us pursuant to the prospectus.

Sales of a substantial number of shares of our common stock in the public market, or the perception that offers and sales could occur, could adversely affect the market price for our common stock. Any adverse effect on the market price for our common stock could make it difficult in the future for us to sell equity securities at a time and at a price that we deem appropriate.


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Our Registration Statement registers shares that are comprised of:

         5,000,000 shares of authorized and previously unissued common stock that we intend to offer and sell for our own account,

         4,240,034 shares of common stock outstanding to be offered by selling security holders,

         3,372,335 more shares that may be offered by selling security holders upon issuance to selling security holders pursuant to exercise or conversion of other outstanding securities,

         1,389,796 shares of authorized and unissued common stock that we are required to register pursuant to the registration rights agreement with our Series A Preferred stockholders (there is a potential that these shares will be issued by us to the holders of Series A Preferred Stock under a Most Favored Nation Provision if and when we offer and sell Common Stock in an amount exceeding $250,000),

         154,105 shares of authorized and previously unissued common stock that we intend to issue in payment of penalties under the registration rights agreements with our stockholders, and

         68,150 shares of authorized and previously unissued common stock that we intend to issue as dividends to our Series A Preferred stockholders.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   HIENERGY TECHNOLOGIES, INC.



  April 23, 2003                 By: /s/ Bogdan C. Maglich
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     (Date)                                Name: Bogdan C. Maglich Chief
                                           Executive Officer

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